UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 11, 1999

                   LifeStyle Furnishings International Ltd.
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            (Exact Name of Registrant as Specified in its Charter)



           Delaware                   333-11905              56-1977928
 ----------------------------      ---------------       -------------------
 (State or Other Jurisdiction      (Commission File         (IRS Employer
      of Incorporation)                Number)           Identification No.)

                              4000 Lifestyle Court
                        High Point, North Carolina 27265
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               (Address of Principal Executive Offices)(Zip Code)


        Registrant's telephone number, including area code 336-878-7000
                                                           -------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      LifeStyle Furnishings International Ltd. (the "Registrant") issued a press release on February 10, 1999. The relevant portion of the text of that release was as follows:

FOR IMMEDIATE RELEASE CONTACT:                                RONALD J. HOFFMAN

                       LifeStyle Furnishings International
                     Announces Receipt of Requisite Consents
                          Pursuant to Cash Tender Offer

               High Point, North Carolina; February 11, 1999 -- LifeStyle Furnishings International Ltd. announced today that it has received consents from the holders of a majority of the principal amount of its 10 7/8% Senior Subordinated Notes due 2006 (the "Notes") authorizing the adoption of proposed amendments eliminating substantially all of the covenants and restrictive provisions under the indenture governing the Notes.

               Holders of Notes will have until 5:00 p.m. on February 12, 1999 (the "Consent Date") to tender their Notes and receive the consent payment and the tender offer consideration provided for in the offer or to withdraw the tender of their Notes. Any holder of Notes which withdraws its tendered Notes and then, after 5:00 p.m. on the Consent Date and before 5:00 p.m. on March 1, 1999, retenders its Notes, will receive only the tender offer consideration but not the consent payment. The offer will expire at 5:00 p.m. on March 1, 1999, unless extended.

               The offer for the Notes is subject to certain conditions, including completion of the previously announced initial public offering.

               For additional information, please contact the Merrill Lynch Liability Management Group, the Dealer Manager for the offer, at (212) 449-4914 or D.F. King, the Information Agent, at (212) 628-8532.

               LifeStyle Furnishings International Ltd. is the largest manufacturer and marketer of home furnishings products in the U.S., with 1998 sales of approximately $2.0 billion. LifeStyle leadership brands include Beacon Hill[Registered], Bench Craft[Registered], Berkline[Registered], Drexel Heritage[Registered], Henredon[Registered], LaBarge[Registered],
Lexington[Registered], Maitland-Smith[Trademark], Robert
Allen[Trademark]/Ametex[Trademark], Sunbury[Trademark] and
Universal[Registered].

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LifeStyle Furnishings International Ltd.


Date: February 11, 1999                By:     /s/ Douglas C. Barnard
                                           -------------------------------------
                                           Name: Douglas C. Barnard
                                           Title: Vice President, General
                                                   Counsel and Secretary